Non-Covered Loans and Allowance for Non-Covered Loan Losses (Details 2) (PlainsCapital Merger and FNB Transaction, Non-covered loans, Acquired Impaired, USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Dec. 31, 2013
PlainsCapital Merger and FNB Transaction | Non-covered loans | Acquired Impaired
Carrying values and the outstanding contractual balances of the PCI loans
Carrying amount	$ 85,396		$ 100,392
Outstanding balance	122,881		141,983
Changes in the accretable yield for the acquired impaired loans
Balance, beginning of period	17,601	17,553
Increases in expected cash flows	3,475	11,996
Disposals of loans	(603)	(26)
Accretion	(2,760)	(3,277)
Balance, end of period	$ 17,713	$ 26,246